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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2003
                                                            -----------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                          1-8769                   31-4362899
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(State or other               (Commission File            (IRS Employer
jurisdiction of                    Number)             Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
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               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)
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Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b) Not applicable.

         (c) Exhibits:
             --------

         The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

         99       News Release issued by R. G. Barry Corporation on May 2, 2003

Item 9.  Regulation FD Disclosure.
---------------------------------

         This information, furnished under this Item 9. Regulation FD Disclosure, is also intended to be deemed provided under Item 12. Results of Operations and Financial Condition of Form 8-K in accordance with Release Nos. 33-8216; 34-47583, issued by the Securities and Exchange Commission on March 27, 2003.

         On May 2, 2003, R. G. Barry Corporation issued a news release reporting operating results for its first quarter ended March 29, 2003. A copy of this news release is included as Exhibit 99.



                  [Remainder of page intentionally left blank;
                         signature on following page.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    R. G. BARRY CORPORATION


Dated:  May 2, 2003                 By: /s/ Daniel D. Viren
                                       -----------------------------------------
                                         Daniel D. Viren
                                         Senior Vice President - Finance,
                                            Secretary and Treasurer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 2, 2003


                             R. G. Barry Corporation



Exhibit No.       Description
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       99         News Release issued by R. G. Barry Corporation on May 2, 2003




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